SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
February 14, 2006 (Date of Report)
(Date of earliest event reported)
ONYX SOFTWARE CORPORATION
(Exact name of registrant as specified in its charter)

Washington	0-25361	91-1629814
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)
1100 – 112th Avenue N.E., Suite 100, Bellevue, WA 98004-4504
(Address of principal executive offices, including Zip Code)
(425) 451-8060
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

     Item 2.02. Results of Operations and Financial Condition.
     On February 14, 2006, Onyx Software Corporation issued a press release announcing its financial results for the quarter and year ended December 31, 2005. A copy of the press release is attached as Exhibit 99.1 and is incorporated into this current report by reference.
     Item 9.01. Financial Statements and Exhibits.
     (c)      Exhibits.
     99.1       Press Release of Onyx Software Corporation dated February 14, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONYX SOFTWARE CORPORATION
Date: February 14, 2006	By:	/s/ Robert J. Chamberlain
Name: Robert J. Chamberlain
Its: Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press Release of Onyx Software Corporation dated February 14, 2006